EXHIBIT 10.6
                                                                    ------------

CONFIDENTIAL  TREATMENT HAS BEEN  REQUESTED  FOR PORTIONS OF THIS  EXHIBIT.  THE
CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND ARE DENOTED BY A DOUBLE ASTERISK (**). THE CONFIDENTIAL PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

               MEDICAL WASTE TRANSPORTATION AND DISPOSAL AGREEMENT

         This medical waste transportation and disposal agreement ("Agreement"), is entered into by and between ENVIROCLEAN MANAGEMENT SERVICES, INC., a Texas corporation ("Corporation"), having a mailing address of 12750 Merit Drive, Suite 770, Dallas, Texas 75251, Attention: Contracts Administration and Trinity Mother Frances Regional Health Care Center ("Generator"), having a mailing address of 800 East Dawson, Tyler, Texas 75701, Attention: Mr. Matt Edwards. This agreement will commence on March 1, 2001.

                                   WITNESSETH:

         Whereas, Generator is a health care system and affiliates which own or operate facilities that generate Medical Waste (as hereinafter defined; and identified in addendum).

         WHEREAS, Corporation is in the business of transporting and processing of Medical Waste; and

         WHEREAS,   Generator   desires  to  engage   Corporation  in  transport
Generator's and its affiliates Medical Waste for disposal at an authorized Medical Waste disposal facility as hereafter provided.

         NOW, THEREFORE, in consideration of the premises, and mutual promises herein contained, the parties agree as follows:

1.       "Medical  Waste" shall mean Medical  Waste as defined in 40 C.F.R.  ss.
         259.10 (1990) and medical waste and special waste from health care related facilities as defined in 31 Texas Administrative Code 330.2 (Texas Natural Conservation Commission rules).

2. Generator and its affiliates generate Medical Waste that is regulated by the United States Environmental Protection Agency ("EPA"), Occupational Health and Safety Administration (OSHA), Texas Natural Resource Conservation Commission (TRNCC) and by other state agencies.

3. Corporation is registered with the CPA, Texas Railroad Commission, the Texas Natural Resource Conservation Commission Municipal Solid Waste Division and the Texas Department of Transportation Corporation is and for the entire term of this agreement shall be permitted and licensed by all applicable regulatory and governmental agencies requiring permits and licenses for transport and disposal of medical and special/infectious waste.

4. Corporation covenants, represents and warrants that it shall contract with an authorized disposal facility for disposal of Generator and its affiliates Medical Waste in accordance with the laws and regulations of the federal and appropriate state governments, specifically including those rules and regulations dealing with the transportation, transfer, storage and/or disposition of special waste from health care related facilities as specified in 25 Texas Administrative Code ss. 1.131, et. seq. and 30 Texas Administrative Code ss. 330.1001, et. seq., as such sections may be amended from time to time. The specific facilities and locations of generator's to be picked-up, transported and disposed of by Corporation pursuant to this Agreement are set forth in the Addendum 1.

5. Corporation shall provide cartons, packaging materials and labels in Generator and its affiliates in packaging Medical Waste generated at Generator's and its affiliates as specified in 31 Texas Administrative Code ss. 330.1004.

6. Corporation shall provide the required shipping documents as set forth in 31 Texas Administrative Code 330.1004 and 330.1005.

7. Generator represents and warrants that it will package only Medical Waste for transportation by Corporation and will not provide in Corporation any other material, including, without limitation, trash, garbage, rubbish, asbestos, hazardous waste or radioactive waste regulated under 31 Texas Administrative Code Ch. 289. Furthermore, Generator represents and warrants that it will package its Medical Waste in accordance with the rules of the Texas Natural Resource Conservation Commission or other applicable regulatory authority.

         Generator hereby agrees to the fullest extent permitted by applicable law, to indemnify, defend and hold harmless Corporation from and against all liabilities arising out of Generator's breach of any representation or warranty set forth in this paragraph.

8. Generator shall package its Medical Waste in the packages to be provided by Corporation. Generator shall close, seal and label each and every package prior to pick up with labels provided by Corporation.

9. Corporation shall collect packaged Medical Waste as agreed and transport same to an authorized disposal facility, in accordance with the laws and regulations of the federal and appropriate state governments.

10. Corporation shall be responsible for the loading, transporting, and tracking of the Medical Waste from the time it picks up the packaged Medical Waste at the Generator and its affiliates sites until the time it delivers the Medical Waste to an authorized disposal facility. Corporation shall provide proof of disposal to the Generator in accordance with federal and applicable states laws and regulations.

11. EXCEPT AS EXPRESSLY DESCRIBED IN THIS AGREEMENT, CORPORATION MAKES NO EXPRESS OR IMPLIED WARRANTY, REPRESENTATION OR GUARANTEE REGARDING CORPORATION SERVICES.

12. Corporation shall carry automotive, pollution and general liability insurance covering its activities under this Agreement in accordance with federal and applicable state laws and regulations. Corporation shall maintain, in full force and effect during the term of this Agreement, the types of policies referenced above issued by a national insurer covering Corporation and its employees and agents against all claims arising out of the performance of services marketed in this

         Agreement.  Or,  before  the  effective  date  of  this  Agreement  and
         thereafter  upon  request,   Corporation   shall  promptly  deliver  to
         Generator certificates of insurance evidencing such coverage.

13. Cost and Term of agreement for the services describer herein, Generator shall pay Corporation at Dallas, Texas the following:

         A. TERM: The initial term of this service agreement shall be for a period of two (2) years unless otherwise specified. This service agreement shall commence upon 3/01/2001 and expire on 3/01/2003. After the initial 12 months of the contract has expired, Corporation agrees that Generator can elect to change the billing terms to reflect a per pound charge of ** or portion thereof for each packaged carton of medical waste picked up by the Corporation at the Generator's main facility designated as the primary hospital site in Addendum 1. Such election must be made in writing within 30 days of the one year anniversary of this contract's commencement. This agreement shall automatically renew for successive two year periods unless either party provides written notice to the other at least thirty (30) days but not more than ninety (90) days prior to the expiration of the initial term or any renewals thereafter. All renewals shall be on the same terms and conditions as set forth herein except that the Corporation reserves the right to increase prices no more than ** after each twelve month period without notification. A cancellation fee for early termination will be invoiced at the average monthly dollar amount times the number of months remaining in the Agreement, in addition to a processing fee equal to ** of the aggregate contract value. In the event of cancellation, this amount will be due fifteen (15) days after invoice date.

         B.       COST:  ** PER BOX for each  packaged  carton or medical  waste
         picked  up  by  the  Corporation  at  the  Generator's   main  facility
         designated as the primary hospital site in Addendum 1.

         C. COST: ** PER BOX for each packaged carton or medical waste picked up by the Corporation at the Generator's affiliated clinics designated in Addendum 1.

         D. Corporation will provide at the determination of Generator, follow-up periodic in-service training for Generator's personnel and its affiliates personnel on proper storage and handling of medical waste included at no charge. More extensive training programs including, Exposure Control and Bloodborne Pathogens training to be made available to Generator upon request at additional charge.

14. Corporation shall bill or invoice Generator for the above charges on a monthly basis and Generator shall pay such bills or invoices within 15 days after receipt. Upon 10 days written notice to Generator, Corporation shall add a late charge for any past due payment equal to ** per month for any amount due and not paid within such 10 day notice period.

15. This Agreement may be terminated immediately by either party should the other party fail substantially to perform in accordance with the terms of this Agreement through no fault of the party initiating the termination and such failure has not been caused as set forth below. Party at fault shall have the right upon receipt of termination notice to cure alleged breach in 30 days of notice to the reasonable satisfaction of party initiating termination.

16. This agreement contains the entire agreement between Generator and Corporation, and no oral statements or prior written matter not specifically incorporated herein shall be of any force or effect. This Agreement may not be modified or amended unless such modification or amendments is set forth in writing and executed by both Corporation and Generator.

17. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

18. No failure by either party hereto at any time to give notice of the breach by the other party of, or to require compliance with, any condition or provision of this Agreement shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or any prior or subsequent time.

19. The parties hereto hereby agree that any action under this Agreement shall be handled according to Texas Legislation which was passed in 1000 dealing with contracts greater than a million dollars in value.

20. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision is not a part hereof, and the remaining provisions hereof shall remain in full force and effect. In lieu of any illegal, invalid or unenforceable provision herein, there shall be added automatically as a part of this Agreement, a provision as similar in its terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

21. The parties acknowledge that each party and, if it is so chooses, its counsel have reviewed and revised this Agreement and that the normal rule of construction, to the effect that any ambiguities are to be resolved against the drafting party, shall not be employed in the interpretation of this Agreement or any amendments or exhibits hereto.

22. This Agreement shall inure to the benefit of, and be binding upon, Generator, Corporation and their respective legal representatives, successors and permitted assigns. Neither party may assign this Agreement or any right obligation hereunder without the prior written consent of the other party.

23. Whenever required by the context, any gender shall include the other gender, the singular shall include the plural, and the plural shall include the singular. Each defined term herein may be used in its singular or plural form whether or not so defined.

24. For purposes of this Agreement, notices and all other communication provided for herein shall be in writing and shall be deemed to have been duly given when personally delivered or when deposited with a nationally recognized overnight express delivery service for overnight delivery or with United States registered or verified mail, return receipt requested, postage prepaid, addressed as first set forth above.

25. Each party shall keep, and allow the other party reasonable access to, full and accurate books and records of the services being provided pursuant to this Agreement. Further, to the extent required by Section 1395x(v)(1)(l) of Title 42 of the United States Code, until the expiration of four years, after the termination of this Agreement, Corporation shall, upon written request, make available to the Secretary of the United States Department of Health and Human Services, or to the Comptroller General of the United States General Accounting Office, or to any of their duly authorized representatives, a copy of this Agreement and such books, documents and records as are necessary to certify the nature and extent of the costs of the services provided by Corporation under this Agreement. Corporation further agrees that in the event it carries out any of its duties hereunder through a subcontract having a value or cost of Ten Thousand Dollars ($10,000.00) or more over a twelve month period, with a related organization, such subcontract shall contain a clause to the effect that until the expiration of four years after the furnishing of such services pursuant to such subcontract, the related organization shall, upon written request, make available to the Secretary of the United States Department of Health and Human Services, or to the Comptroller General of the United States General Accounting Office, or to any of their duly authorized representatives, a copy of such subcontract and such books, documents and records of such organization as are necessary to certify the nature and extent of such costs.

26. Neither Corporation nor any agent of Corporation that will be providing services under this Agreement has been excluded, suspended, debarred or otherwise sanctioned from participation in any federal or state healthcare program, including the Medicare, Medicaid and Champus programs nor has been convicted or found to have violated any federal or state fraud and abuse law or illegal remuneration law.

27. Corporation shall be fully responsible for its own employees, representatives and agents and agrees to INDEMNIFY AND HOLD Generator, and the entities listed in the RFP, and their its agents, personnel, employees, officers, and directors HARMLESS from any and all claims, demands, or actions (including, but not limited to, judgements, compromises, settlements, damages for personal injury, property damage, court costs, cost of defense and attorneys' fees) caused by, resulting from, or alleging negligence or malfeasance or any failure to perform any service provided by or to be provided by Corporation under this Agreement.

28. The parties hereby represent that they have paid and/or received all amounts due and owing prior to the effective date of this agreement under all previous agreements or business arrangements with each other. The parties hereby release one another from any claim or cause of action based upon a debt or past due account accruing prior to the effective date of this agreement.


         CONTRACT TO BE EXECUTED THIS 2ND DAY OF FEBRUARY, 2001.

CORPORATION:

ENVIROCLEAN MANAGEMENT SERVICES, INC., a Texas corporation


By              /S/ MATTHEW H. FLEEGER
                --------------------------------------

Name:           Mathew H. Fleeger
                --------------------------------------

Title:          President/CEO
                --------------------------------------



GENERATOR:

TRINITY MOTHER FRANCES HEALTH SYSTEM:

By              /S/ RAY THOMPSON
                --------------------------------------

Name:           Ray Thompson
                --------------------------------------

Title:
                --------------------------------------



                                   ADDENDUM I

The following facilities/areas will be included in this contract:


       Contract                            Main Hospital Facility
       Location
-------------------------- -------------------------- --------------------------
Matt Edwards               TMF Regional Health Ctr.
-------------------------- -------------------------- --------------------------
                           800 E. Dawson
-------------------------- -------------------------- --------------------------
                           Tyler, Texas  75701
-------------------------- -------------------------- --------------------------

                         ADDENDUM I (AFFILIATED CLINICS)


                         TRINITY MOTHER FRANCES CLINICS


             Name                             Address                  City
----------------------------------- ------------------------------ -------------
Champion EMS                        103 East Valley                Lindale
----------------------------------- ------------------------------ -------------
TMF Center for Family Care          2990 N. Broadway               Tyler
----------------------------------- ------------------------------ -------------
TMF Childrens Clinic PA             305 West Rusk                  Tyler
----------------------------------- ------------------------------ -------------
TMF Clinic Ob/Gyn #1                120 E. Charnwood               Tyler
----------------------------------- ------------------------------ -------------
TMF Clinic Ob/Gyn #2                830 S. Fleishel                Tyler
----------------------------------- ------------------------------ -------------
TMF Clinic-Athens                   1505 Hwy. 19 South             Athens
----------------------------------- ------------------------------ -------------
TMF Clinic-Athens                   1507 Hwy. 19 South             Athens
----------------------------------- ------------------------------ -------------
TMF Clinic-Canton                   351 E. Hwy. 243                Canton
----------------------------------- ------------------------------ -------------
TMF Clinic-Chandler                 803 Hwy 31 East                Chandler
----------------------------------- ------------------------------ -------------
TMF Clinic-Henderson #1             500 N. Marshall                Henderson
----------------------------------- ------------------------------ -------------
TMF Clinic-Henderson #2             511 North High                 Henderson
----------------------------------- ------------------------------ -------------
TMF Clinic-Jacksonville             2026 S. Jackson                Jacksonville
----------------------------------- ------------------------------ -------------
TMF Clinic-Kilgore                  1718 South Henderson           Kilgore
----------------------------------- ------------------------------ -------------
TMF Clinic-Lab/Radiology            619 S. Fleishel, Ste. 302      Tyler
----------------------------------- ------------------------------ -------------
TMF Clinic-Lake Palestine           20208 Hwy., 166 South          Flint
----------------------------------- ------------------------------ -------------
TMF Clinic-Lindale                  14069 FM 849                   Lindale
----------------------------------- ------------------------------ -------------
TMF Clinic-Manhattan                3802 Manhattan Dr.             Tyler
----------------------------------- ------------------------------ -------------
TMF Clinic-Mercer                   514 South Beckham              Tyler
----------------------------------- ------------------------------ -------------
TMF Clinic-Mineola                  1302 N. Pacific                Mineola
----------------------------------- ------------------------------ -------------
----------------------------------- ------------------------------ -------------

----------------------------------- ------------------------------ -------------
TMF Clinic-Whitehouse               601 N. Hwy 110-Bay 0           Whitehouse
----------------------------------- ------------------------------ -------------
TMF Direct Care                     5414 S. Broadway               Tyler
----------------------------------- ------------------------------ -------------
TMF EMS-Canton                      South Hwy 19 at 243            Canton
----------------------------------- ------------------------------ -------------
----------------------------------- ------------------------------ -------------

----------------------------------- ------------------------------ -------------
TMF EMS-Lindale #2                  13766 Hwy 69 North             Lindale
----------------------------------- ------------------------------ -------------
TMF EMS-Winnsboro                   501 B.S. Main                  Winnsboro
----------------------------------- ------------------------------ -------------
TMF Endocrinology                   619 S. Fleishel                Tyler
----------------------------------- ------------------------------ -------------
TMF Family Care Center              214 E. Houston                 Tyler
----------------------------------- ------------------------------ -------------
TMF Health At Work                  4520 S. Broadway               Tyler
----------------------------------- ------------------------------ -------------
----------------------------------- ------------------------------ -------------

----------------------------------- ------------------------------ -------------
TMF Infectious Disease              619 S. Fleishel, Ste. 200      Tyler
----------------------------------- ------------------------------ -------------
TMF Medical and Surgical Clinic     520 E. Douglas Blvd.           Tyler
----------------------------------- ------------------------------ -------------
TMF Pediatric Clinic                706 Turtle Creek               Tyler
----------------------------------- ------------------------------ -------------
TMF Pediatric Clinic-Tyler          2990 North Broadway            Tyler
----------------------------------- ------------------------------ -------------
TMF Quitman Rural Health Clinic     117 North Winnsboro            Quitman
----------------------------------- ------------------------------ -------------
----------------------------------- ------------------------------ -------------

----------------------------------- ------------------------------ -------------
TMF-Dr. Weirkant                    2026 S. Jackson                Jacksonville
----------------------------------- ------------------------------ -------------
TMF-Ross Breast Center              910 E. Houston, Ste. 650       Tyler
----------------------------------- ------------------------------ -------------
Trinity Direct Care                 104 Reick Road                 Tyler
----------------------------------- ------------------------------ -------------
Trinity Gastroenterology            910 E. Houston, Ste. 550       Tyler
----------------------------------- ------------------------------ -------------
----------------------------------- ------------------------------ -------------

----------------------------------- ------------------------------ -------------
Trinity Mother Frances Internal Med 619 S. Fleishel, Ste. 309      Tyler
----------------------------------- ------------------------------ -------------
Trinity Mother Frances/EMS          110 N. Rusk                    Overton
----------------------------------- ------------------------------ -------------
Trinity Mother Frances Health Sys   305 Rusk                       Overton
----------------------------------- ------------------------------ -------------
Trinity Mother Frances Surgery      910 E. Houston, Ste. 270 & 530 Tyler
----------------------------------- ------------------------------ -------------
Tyler Square                        415 S. Fleishel Ave.           Tyler
----------------------------------- ------------------------------ -------------